PROSPECTUS

                                                                    SMITH BARNEY
                                                                      California
                                                                      Municipals
                                                                       Fund Inc.


                                                                   JUNE 26, 1998


                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Prospectus                                                         June 26, 1998
--------------------------------------------------------------------------------


      Smith Barney California Municipals Fund Inc.
      388 Greenwich Street
      New York, New York 10013
      1 800-451-2010

      Smith Barney California Municipals Fund Inc. (the "Fund") is a non-diversified municipal fund that seeks to provide California investors with as high a level of dividend income exempt from Federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital.

      This Prospectus concisely sets forth certain information about the Fund, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


      Additional information about the Fund is contained in a Statement of Additional Information (the "SAI") dated June 26, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


Smith Barney Inc.
Distributor


Mutual Management Corp.

Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Prospectus Summary                                                             3
--------------------------------------------------------------------------------
Financial Highlights                                                          10
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                  14
--------------------------------------------------------------------------------
California Municipal Securities                                               20
--------------------------------------------------------------------------------
Valuation of Shares                                                           21
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                            22
--------------------------------------------------------------------------------
Purchase of Shares                                                            24
--------------------------------------------------------------------------------
Exchange Privilege                                                            31
--------------------------------------------------------------------------------
Redemption of Shares                                                          34
--------------------------------------------------------------------------------
Minimum Account Size                                                          36
--------------------------------------------------------------------------------
Performance                                                                   36
--------------------------------------------------------------------------------
Management of the Fund                                                        38
--------------------------------------------------------------------------------
Distributor                                                                   39
--------------------------------------------------------------------------------
Additional Information                                                        40
--------------------------------------------------------------------------------


================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------


The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, non-diversified, management investment company that seeks to provide California investors with as high a level of current income exempt from Federal income taxes and California state personal income tax as is consistent with prudent investment management and the preservation of capital. Its investments consist primarily of intermediate- and long-term investment-grade municipal securities issued by the State of California, local governments in the State of California and certain other municipal issuers such as the Commonwealth of Puerto Rico ("California Municipal Securities") that pay interest which is excluded from gross income for Federal income tax purposes and exempt from California state personal income taxes. Intermediate- and long-term securities have remaining maturities at the time of purchase of three to in excess of twenty years. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment of at least $15,000,000. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% of the purchase price and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."


      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. This CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A and Class B shares. Purchases of Fund shares which, when combined with current holdings of Class L shares of the Fund, equal or exceed $500,000 in the aggregate should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.


      In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a substantive sales charge discount and who have a short-term or undetermined time frame.


      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer term investment outlooks.


      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares held in certain other funds sponsored by Smith Barney, Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares."


      Smith Barney Financial Consultants may receive different compensation for selling different classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge.


      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.


PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirement for purchases of portfolio shares through the Systematic Investment Plan are described below. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


MANAGEMENT OF THE FUND Mutual Management Corp. ("MMC" or the "Adviser") (formerly known as Smith Barney Mutual Funds Management Inc.) serves as the Fund's investment adviser and administrator. The Adviser provides investment advisory and management services to investment companies affiliated with Smith Barney. The Adviser is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc, ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged through its subsidiaries principally in four business segments:
Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."


EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."


VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."


REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically in additional shares of the same Class at current net asset value unless otherwise specified by an investor. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. Assets of the Fund may be invested in the municipal securities of non-California municipal issuers. Dividends paid by the Fund which are derived from interest attributable to California Municipal Securities will be excluded from gross income for Federal income tax purposes and exempt from California state personal income taxes (but not from California state franchise tax or California state corporate income tax). Dividends derived from interest on obligations of non-California municipal issuers will be exempt from Federal income taxes, but may be subject to California state personal income

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

taxes. Dividends derived from certain municipal securities (including California Municipal Securities), however, may be a specific tax item for Federal alternative minimum tax purposes. The Fund may invest without limit in securities subject to the Federal alternative minimum tax. See "Investment Objective and Management Policies" and "Dividends, Distributions and Taxes."


      The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not emphasize these issuers. See "California Municipal Securities" in the Prospectus and "Special Considerations Relating to California Municipal Securities" in the SAI for further details about the risks of investing in California obligations.


      The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. See "Investment Objective and Management Policies."


      The Fund generally will invest at least 80% of its assets in securities rated investment grade, and may invest the remainder of its assets in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Rating Group ("S&P"), or have an equivalent rating by any nationally recognized statistical rating organization ("NRSRO"), or in unrated obligations deemed by the Adviser to be of comparable quality. Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

      There are several risks in connection with the use of certain portfolio strategies by the Fund, such as the use of when-issued securities, municipal bond index futures contracts and put and call options on interest rate futures as hedging devices, municipal leases and securities lending. See "Investment Objective and Management Policies -- Certain Portfolio Strategies."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Fund's operating expenses for its most recent fiscal year:

Smith Barney California Municipals Fund Inc.

                                       Class A    Class B   Class L   Class Y
==============================================================================================
Shareholder Transaction Expenses
   Maximum sales charge imposed on purchases
     (as a percentage of offering price)                4.00%     None      1.00%     None
   Maximum CDSC (as a percentage of original
     cost or redemption proceeds, whichever is lower)   None*     4.50%     1.00%     None
==============================================================================================
Annual Fund Operating Expenses
   (as a percentage of average net assets)
   Management fees                        0.49%     0.49%     0.49%     0.49%
   12b-1 fees**                           0.15      0.65      0.70        --
   Other expenses***                      0.06      0.07      0.07      0.06
==============================================================================================
TOTAL FUND OPERATING EXPENSES             0.70%     1.21%     1.26%     0.55%
==============================================================================================

* Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.


** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
*** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding as of February 28, 1998.


      Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.


      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. For Class L shares, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of the Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

EXAMPLE The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

Smith Barney California Municipals Fund Inc.

                                       1 Year    3 Years    5 Years    10 Years*
================================================================================
An investor would pay the following
expenses on a $1,000 investment,
assuming (1) 5.00% annual return
and (2) redemption at the end of
each time period:
   Class A                               $47        $61        $77        $124
   Class B                                57         68         76         132
   Class L                                33         40         69         152
   Class Y                                 6         18         31          69

An investor would pay the following
expenses on the same investment,
assuming the same annual return and
no redemption:
   Class A                                47        $61         77         124
   Class B                                12         38         66         132
   Class L                                23         40         69         152
   Class Y                                 6         18         31          69
================================================================================


* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


The following information for each of the years in the three-year period ended February 28, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated February 28, 1998. The information for the fiscal years ended February 28, 1989 through February 28, 1995 has been audited by other auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the SAI. As of February 28, 1998, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that class.


For a share of each class of capital stock outstanding throughout each year:

Smith Barney California Municipals Fund Inc.


Class A Shares                                     1998            1997          1996(1)           1995
====================================================================================================================
Net Asset Value, Beginning of Year               $16.26          $16.31          $15.40            $16.15
--------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                            0.82            0.85          0.85              0.89
  Net realized and unrealized gain (loss)          0.98            0.15          0.93             (0.56)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       1.80            1.00          1.78              0.33
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.84)          (0.85)          (0.84)            (0.89)
  Net realized gains                              (0.23)          (0.20)          (0.03)            (0.19)
  Capital                                            --              --           --                --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.07)          (1.05)          (0.87)            (1.08)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $16.99          $16.26        $16.31            $15.40
--------------------------------------------------------------------------------------------------------------------
Total Return                                      11.44%           6.37%       11.93%             2.46%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $664,471        $578,687       $582,324          $401,743
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.70%           0.71%       0.76%             0.80%
  Net investment income                            4.97            5.29        5.26              5.76
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              43%             60%       44%               59%
====================================================================================================================




                                              1994(1)        1993            1992            1991          1990            1989
==================================================================================================================================
Net Asset Value, Beginning of Year           $16.70         $15.78          $15.66          $15.61          $15.33          $15.49
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                        0.86           0.97            1.04            1.07            1.09            1.12
  Net realized and unrealized gain (loss)      0.08           1.25            0.40            0.17            0.26           (0.13)
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.94           2.22            1.44            1.24            1.35            0.99
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.84)         (0.97)          (1.05)          (1.07)          (1.07)          (1.12)
  Net realized gains                          (0.65)         (0.29)          (0.27)          (0.12)             --           (0.03)
  Capital                                        --          (0.04)             --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.49)         (1.30)          (1.32)          (1.19)          (1.07)          (1.15)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $16.15         $16.70          $15.78          $15.66          $15.61          $15.33
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                   5.92%         14.76%           9.50%           8.29%           9.02%           6.67%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $425,181       $423,504        $364,809        $334,599        $328,938        $313,059
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.80%          0.70%           0.65%           0.65%           0.72%           0.67%
  Net investment income                        5.20           6.04            6.54            6.85            6.95            7.19
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          76%            72%             86%             53%             35%             27%
==================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects per share data for the period.


                                    10 & 11

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Smith Barney California Municipals Fund Inc.


Class B Shares 1998               1997            1996(1)           1995            1994(1)           1993(2)
================================================================================================================================
Net Asset Value,
  Beginning of Year              $16.25          $16.32            $15.40          $16.15            $16.70            $15.84
--------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income            0.74            0.76              0.75            0.81              0.77              0.29
  Net realized and
     unrealized gain (loss)        0.98            0.14              0.96           (0.57)             0.09              1.15
--------------------------------------------------------------------------------------------------------------------------------
Total Income From
  Operations                       1.72            0.90              1.71            0.24              0.86              1.44
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.76)          (0.77)            (0.76)          (0.80)            (0.76)            (0.28)
  Net realized gains              (0.23)          (0.20)            (0.03)          (0.19)            (0.65)            (0.29)
  Capital                            --              --                --            --                --             (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions               (0.99)          (0.97)            (0.79)          (0.99)            (1.41)            (0.58)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                    $16.98          $16.25            $16.32          $15.40            $16.15            $16.70
--------------------------------------------------------------------------------------------------------------------------------
Total Return                      10.88%           5.73%            11.39%           1.89%             5.40%             9.27%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)           $216,234        $173,347          $153,044        $127,888          $107,740           $37,924
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
    Expenses                       1.21%           1.23%             1.29%           1.32%             1.33%             1.30%+
    Net investment income          4.45            4.75              4.71            5.25              4.67              5.44+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              43%             60%               44%          59%               76%               72%
================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from November 6, 1992 (inception date) to February 28,
      1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Smith Barney California Municipals Fund Inc.


Class L Shares(1)                    1998           1997           1996(2)          1995(3)
=================================================================================================
Net Asset Value, Beginning of Year       $16.24         $16.31         $15.40       $14.19
-------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                  0.73         0.75         0.78             0.24
  Net realized and unrealized gain       0.98         0.15         0.92             1.39*
-------------------------------------------------------------------------------------------------
Total Income From Operations             1.71         0.90         1.70             1.63
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.75)         (0.77)         (0.76)           (0.23)
  Net realized gains                   (0.23)         (0.20)         (0.03)           (0.19)
-------------------------------------------------------------------------------------------------
Total Distributions                    (0.98)         (0.97)         (0.79)           (0.42)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $16.97         $16.24         $16.31           $15.40
-------------------------------------------------------------------------------------------------
Total Return                            10.83%          5.68%         11.30%          11.72%++
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $32,047        $16,678        $10,809           $762
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                            1.26%          1.29%          1.39%            1.37%+
  Net investment income                4.39           4.69           4.44             5.19+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                43%            60%            44%              59%
=================================================================================================

(1)   Effective June 12,1998 the former Class C Shares were renamed Class L
      Shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 14, 1994 (inception date) to February 28,
      1995.
* The amount shown may not agree with the change in aggregate gains and losses of portfolio securities due to the timing of sales and the redemptions of Fund shares.


++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The investment objective of the Fund is to provide California investors with as high a level of dividend income exempt from Federal income taxes and California state personal income tax as is consistent with prudent investment management and the preservation of capital. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.


      The Fund will operate subject to an investment policy providing that, under normal market conditions, the Fund will invest at least 80% of its net assets in California Municipal Securities, which pay interest which is excluded from gross income for Federal income tax purposes and which is exempt from California state personal income tax. The Fund may invest up to 20% of its net assets in municipal securities of non-California municipal issuers, the interest on which is excluded from gross income for Federal income tax purposes (not including the possible applicability of a Federal alternative minimum tax), but which is subject to California state personal income tax. When the Adviser believes that market conditions warrant adoption of a temporary defensive investment posture, the Fund may invest without limit in non-California municipal issuers and in "Temporary Investments" as described below.

      The Fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the Fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating by any NRSRO, or deemed by the Adviser to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. A description of the rating systems of Moody's and S&P is contained in the SAI.

      The Fund's average weighted maturity will vary from time to time based on the judgment of the Adviser. The Fund intends to focus on intermediate- and long-term obligations, that is, obligations with remaining maturities at the time of purchase of three to in excess of twenty years.


      The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise, the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises.

      Low and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

      While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

      Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

      The Fund may invest without limit in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the Fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the Adviser will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.


      The Fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent that the Fund's dividends are derived from interest on those bonds. Dividends derived from interest income on California Municipal Securities are a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax.

      The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax and California state franchise tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      The Fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the Fund should any of the related projects or facilities experience financial difficulties. In addition, the Fund also may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable. The Fund also is authorized to borrow an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.


      Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the SAI.


      CERTAIN PORTFOLIO STRATEGIES

      In attempting to achieve its investment objective, the Fund may employ, among others, the following portfolio strategies.


      When-Issued Securities. New issues of California Municipal Securities (and other tax-exempt obligations) frequently are offered on a when-issued basis, which means that delivery and payment for such securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. California Municipal Securities, like other investments made by the Fund, may decline or appreciate in value before their actual delivery to the Fund. Due to fluctuations in the value of securities purchased and sold on a when-issued basis, the yields obtained on these securities may be higher or lower than the yields available in the market on the date when the investments actually are delivered to the buyers. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund will establish a segregated account with the Fund's custodian consisting of cash, debt securities of any grade or equity securities, having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Adviser to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Directors. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund generally will make commitments to purchase California Municipal Securities (and other tax-exempt obligations) on a when-issued basis only with the intention of actually acquiring the securities, but the Fund may sell such securities before the delivery date if it is deemed advisable.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      Temporary Investments. Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments ("Temporary Investments"). In addition, when the Adviser believes that market conditions warrant, including when acceptable California Municipal Securities are unavailable, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. Securities eligible for short-term investment by the Fund are tax-exempt notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's or S&P or have the equivalent rating by any NRSRO or, if not rated, having an issue of outstanding debt securities rated within the three highest grades of Moody's or S&P or have the equivalent rating by any NRSRO, and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. To the extent the Fund holds Temporary Investments, it may not achieve its investment objective. Since the commencement of its operations, the Fund has not found it necessary to invest in taxable Temporary Investments and it is not expected that such action will be necessary.

      Financial Futures and Options Transactions. The Fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against the changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. The futures contracts or options on futures contracts that may be entered into by the Fund will be restricted to those that are either based on a municipal bond index or related to debt securities, the prices of which are anticipated by the Adviser to correlate with the prices of the California Municipal Securities owned or to be purchased by the Fund.


      In entering into a financial futures contract, the Fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the Fund.


      Regulations of the Commodity Futures Trading Commission applicable to the Fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the Fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the Fund will not exceed 5% of the market value of its assets. In addition, the Fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts.

      Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or obligations of the United States government or its agencies and instrumentalities ("U.S. government securities") which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      Zero Coupon Securities. The Fund may also invest in zero coupon bonds. Such bonds carry an additional risk that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such bonds is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

      Year 2000. The investment management services provided to the Fund by the Adviser and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Adviser and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Adviser has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Adviser, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.


--------------------------------------------------------------------------------
California Municipal Securities
--------------------------------------------------------------------------------

      The interest on California Municipal Securities is, in the opinion of bond counsel to the issuers, excluded from gross income for Federal income tax purposes and exempt from California state personal income tax, and for that reason generally is fixed at a lower rate than it would be if it were subject to such taxes. Interest income on certain municipal securities (including California Municipal Securities) is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes.

      CLASSIFICATIONS

      The two principal classifications of California Municipal Securities are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related facilities experience financial difficulties. In addition, certain types of private activity bonds issued by or on

--------------------------------------------------------------------------------
California Municipal Securities (continued)
--------------------------------------------------------------------------------

behalf of public authorities to obtain funds for privately operated facilities are included in the term California Municipal Securities, provided the interest paid thereon qualifies as excluded from gross income for Federal income tax purposes and as exempt from California state personal income tax. Private activity bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality.

      SPECIAL CONSIDERATIONS


Investors should be aware that certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California Municipal Securities. For instance, certain provisions of the California Constitution and statutes that limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California Municipal Securities to maintain debt service on their obligations. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Some of the significant financial considerations relating to the Fund's investments in California Municipal Securities are summarized in the SAI.


--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.


      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Directors determine that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a

--------------------------------------------------------------------------------
Valuation of Shares (continued)
--------------------------------------------------------------------------------


constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under direction of the Fund's Board of Directors. Further information regarding the Fund's valuation policies is contained in the SAI.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS


      The Fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or CDSC.

      The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of Fund shares (A, B, L and Y).


      TAXES


      The following is a summary of the material federal tax considerations affecting the Fund and Fund shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

      The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. In each taxable year that the Fund qualifies, so long as such qualification is in the best interests of its shareholders, the Fund will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders. The Fund also intends to satisfy conditions that will

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax purposes. Exempt-interest dividends derived from interest on California obligations will be exempt from California state personal income taxes.

      Exempt-interest dividends attributable to interest received by the Fund on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

      The interest expense incurred by a shareholder on borrowing made to purchase, or carry Fund shares, are not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the Fund from interest income on taxable investments, net realized short-term securities gains, and, all, or a portion of, any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains, derived from the sale of bonds held by the Fund for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares.

    Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Fund shares. None of the dividends paid by the Fund will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

    A shareholder's gain or loss on the disposition of Fund shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at disposition. Losses realized by a shareholder on the disposition of Fund shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

    The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.


--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL


      The Fund offers four classes of shares. Class A shares are sold to investors with an initial sales charge. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class L shares are sold to investors with an initial sales charge and are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Until June 25, 1999 purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1% front-end sales charge. See "Prospectus
Summary-Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or with an investment dealer in the selling group. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data Investor Services Group, Inc. ("First Data" or the "Transfer Agent") are not subject to a maintenance fee.

      Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, unitholders who invest distributions from a UIT sponsored by Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.


      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business (the "trade date"). For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date (the "settlement date"). In all other cases, payment must be made with the purchase order.

      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Fund are as follows:


                                              Sales Charge
                              Sales Charge       as % of          Dealers
                                 as % of         Amount       Reallowance as %
Amount of Investment*          Transaction      Invested      of Offering Price
-------------------------------------------------------------------------------
Under $25,000                      4.00%         4.17%             3.60%
$25,000 -- $49,999                 3.50%         3.63%             3.15%
$50,000 -- $99,999                 3.00%         3.09%             2.70%
$100,000 -- $249,999               2.50%         2.56%             2.25%
$250,000 -- $499,999               1.50%         1.52%             1.35%
$500,000 and over*                   *             *                 *
===============================================================================
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."


      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      INITIAL SALES CHARGE WAIVERS

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees), the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee), and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that are offered with a sales charge, and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers;
(f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      RIGHT OF ACCUMULATION

      Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative-Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

      LETTER OF INTENT


      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges actually paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Fund's Class A shares, which may include a

CDSC of 1.00%. The Fund expects that such transfer will not be subject to federal income taxes. Please contact the Transfer Agent or a Smith Barney Financial Consultant for further information.

      DEFERRED SALES CHARGE ALTERNATIVES


      "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets, (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class L and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


        Year Since Purchase
        Payment was Made                         CDSC
--------------------------------------------------------------------------------
        First                                    4.50%
        Second                                   4.00
        Third                                    3.00
        Fourth                                   2.00
        Fifth                                    1.00
        Sixth and thereafter                     0.00
================================================================================

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary-Alternative Purchase Arrangements-Class B Shares Conversion Feature."

      The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC


      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.


      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------


      Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.



      FUND NAME
--------------------------------------------------------------------------------
      Growth Funds
           Concert Peachtree Growth Fund
           Concert Social Awareness Fund
           Smith Barney Aggressive Growth Fund Inc.
           Smith Barney Appreciation Fund Inc.
           Smith Barney Balanced Fund
           Smith Barney Contrarian Fund
           Smith Barney Convertible Fund
           Smith Barney Fundamental Value Fund Inc.
           Smith Barney Funds, Inc. -- Large Cap Value Fund
           Smith Barney Large Cap Blend Fund
           Smith Barney Large Capitalization Growth Fund
           Smith Barney Natural Resources Fund, Inc.
           Smith Barney Premium Total Return Fund
           Smith Barney Small Cap Blend Fund, Inc.
           Smith Barney Special Equities Fund

      Taxable Fixed-Income Funds
        ** Smith Barney Adjustable Rate Government Income Fund
           Smith Barney Diversified Strategic Income Fund
        ++ Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Fund
           Smith Barney Funds, Inc. -- U.S. Government Securities Fund
           Smith Barney Government Securities Fund
           Smith Barney High Income Fund
           Smith Barney Investment Grade Bond Fund
           Smith Barney Managed Governments Fund Inc.
           Smith Barney Total Return Bond Fund

      Tax-Exempt Funds
           Smith Barney Arizona Municipals Fund Inc.
         * Smith Barney Intermediate Maturity California Municipals Fund
         * Smith Barney Intermediate Maturity New York Municipals Fund Smith Barney Managed Municipals Fund Inc.
           Smith Barney Massachusetts Municipals Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


           Smith Barney Municipal High Income Fund
           Smith Barney Muni Funds -- Florida Portfolio
           Smith Barney Muni Funds -- Georgia Portfolio
         * Smith Barney Muni Funds -- Limited Term Portfolio Smith Barney Muni Funds -- National Portfolio Smith Barney Muni Funds -- New York Portfolio Smith Barney Muni Funds -- Pennsylvania Portfolio Smith Barney New Jersey Municipals Fund Inc. Smith Barney Oregon Municipals Fund

      Global-International Funds
           Smith Barney Hansberger Global Small Cap Value Fund
           Smith Barney Hansberger Global Value Fund
           Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
           Smith Barney World Funds, Inc. -- European Portfolio
           Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

      Smith Barney Concert Allocation Series Inc.
           Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Global Portfolio
           Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
           Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

      Money Market Funds
         + Smith Barney Exchange Reserve Fund
        ++ Smith Barney Money Funds, Inc. -- Cash Portfolio
        ++ Smith Barney Money Funds, Inc. -- Government Portfolio
       *** Smith Barney Money Funds, Inc. -- Retirement Portfolio
        ++ Smith Barney Municipal Money Market Fund, Inc.
        ++ Smith Barney Muni Funds -- California Money Market Portfolio
        ++ Smith Barney Muni Funds -- New York Money Market Portfolio
================================================================================


*     Available for exchange with Class A, Class B and Class Y shares of the
      Fund.
**    Available for exchange with Class A and Class B shares of the Fund.
***   Available for exchange with Class A shares of the Fund.


+     Available for exchange with Class B and Class L shares of the Fund.


++    Available for exchange with Class A and Class Y shares of the Fund.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.


      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.


      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Adviser may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Adviser may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares-Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on the third business day after receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:


      Smith Barney California Municipals Fund Inc.
      Class A, B, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature required in connection with a share certificate, stock power or on a written redemption request in excess of $10,000, must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------


require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)


      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------


      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.


      AUTOMATIC CASH WITHDRAWAL PLAN


      The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant or their Financial Consultant, Introducing Broker or dealer in the selling group.


--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      YIELD

      From time to time, the Fund may advertise its 30-day "yield" and "equivalent taxable yield" for each Class of shares. The yield refers to the income generated by an investment in those shares over the 30-day period identified in the advertisement

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the net asset value.

      The equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown for the Class to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield. For more information on equivalent taxable yields, refer to the table under "Dividends, Distributions and Taxes."

      TOTAL RETURN


      From time to time, the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specific period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value of the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or other industry publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


      Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with its distributor, investment adviser and administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated by the Board to the Fund's investment adviser and administrator. The SAI contains background information regarding each Director and executive officer of the Fund.


      INVESTMENT ADVISER AND ADMINISTRATORS


      The Fund's investment adviser, MMC, is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. MMC was incorporated in March, 1968 under the laws of Delaware and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of May 31, 1998 in excess of $98 billion.

      Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment advisory services, the Fund pays the Adviser an investment advisory fee at an annual rate of 0.30% of the value of the Fund's average daily net assets. This fee is computed daily and paid monthly. For the fiscal year ended February 28, 1998, the Adviser was paid investment advisory fees equal to 0.30% of the value of the average daily net assets of the Fund.

      MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered, the Fund pays MMC a fee at the following annual rates of average daily net assets: 0.20% to $500 million and 0.18% in excess of $500 million. This fee is computed daily and paid monthly. For the fiscal year ended February 28, 1998, MMC was paid administration fees equal to 0.19% of the value of the average daily net assets of the Fund.


      PORTFOLIO MANAGEMENT


      Joseph P. Deane, an Investment Officer of MMC and a Managing Director of Smith Barney, has served as Vice President and Investment Officer of the Fund since November 1, 1988, and is responsible for managing the day-to-day operations of the Fund, including making investment decisions.

      Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended February 28, 1998 is included in the Annual Report dated February 28, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Adviser does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.


--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------


      Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule l2b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of
0.15 % of the average daily net assets of the respective Class. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to those Classes. After Class B shares automatically convert to Class A shares eight years after the date of original purchase, they will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

--------------------------------------------------------------------------------
Distributor (continued)
--------------------------------------------------------------------------------


      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.


      Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

      The Fund was incorporated under the laws of the State of Maryland on February 17, 1984, and is registered with the SEC as a non-diversified, open-end management investment company.

      Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

      The Fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares, and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Class.

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------

      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania, 19103, serves as custodian of the Fund's investments.


      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Financial Consultants or the Transfer Agent.

                                                                    SMITH BARNEY

                                              A Member of Travelers Group [LOGO]


                                                                    Smith Barney
                                                                      California
                                                                      Municipals
                                                                       Fund Inc.

                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                   FD 0209  6/98